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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements (Form S-8 Nos. 33-95144, 333-02388, 333-23495 and 333-49849) of Business Resource
Group of our report dated December 8, 1998, appearing in this Annual Report on Form 10-K of Business Resource Group for the year ended October 31, 1998.


Deloitte & Touche LLP

San Jose, California
January 25, 1999